SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Cleantech Solutions International, Inc.
(Name of Registrant as Specified In Its Charter)

N.A.
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule  and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CLEANTECH SOLUTIONS INTERNATIONAL, INC.
No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China 214181

NOTICE OF ADJOURED ANNUAL MEETING OF STOCKHOLDERS

Date of Adjourned Meeting:  July 19, 2012

NOTICE IS HEREBY GIVEN that the Adjourned 2012 annual Meeting of Stockholders of Cleantech Solutions International, Inc., a Delaware corporation, will be held at the offices of the Corporation, No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China  214181, on Thursday, July 19, 2012, at 10:00 A.M. local time. At the meeting, you will be asked to vote on:

(1)       The election of five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

(2)       The approval of a change in our state of incorporation from Delaware to Nevada; and

(3)       The transaction of such other and further business as may properly come before the meeting.

The board of directors has fixed the close of business on May 21, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. The record date is the same as the record date for the annual meeting as originally scheduled.  A list of stockholders of record on the record date will be available for inspection by stockholders at the office of the Corporation, No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China  214181, during the ten days prior to the meeting.

Copies of the Company’s proxy statement, which contains information pertaining to the matters to be voted on at the adjourned annual meeting, have previously been delivered to the Company’s stockholders.  The proxy statement is available on the Company’s website at http://www.cleantechsolutionsinternational.com/sec.php.  The proxy statement is also available on the SEC’s website at http://www.sec.gov/Archives/edgar/data/819926/000121390012002971/0001213900-12-002971-index.htm.   Copies of the Company’s proxy statement may be also obtained without charge by writing to Yan Hua, Secretary, Cleantech Solutions International, Inc., No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China 214181.

By order of the Board of Directors Yan Hua Secretary

Wuxi, China
July 5, 2012

THIS MEETING IS VERY IMPORTANT TO US AND TO OUR STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN.  IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ADJOURNED 2012 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 19, 2012:

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 ARE AVAILABLE ON THE INTERNET AT
https://materials.proxyvote.com/18451N